Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

16. Income Taxes

As of December 31, 2013, the Company had net operating loss carry-forwards for federal income tax reporting purposes of $77,682,000, which begin to expire in 2026, and California and various other state net operating loss carry-forwards of $59,829,000 and $13,656,000, respectively, which begin to expire in 2016 and 2031, respectively. Additionally, as of December 31, 2013, the Company had federal research and development tax credit carry-forwards of $1,414,000, which begin to expire in 2026, and state research and development tax credit carry-forwards of $1,274,000, which have no expiration date.

As of December 31, 2013, deferred tax assets of $34,250,000, arising principally as a result of the Company’s net operating loss carry-forwards, tax credits, and certain costs capitalized for tax purposes during the Company’s development stage, were fully offset by a valuation allowance. The valuation allowance increased by $11,850,000, $8,134,000 and $5,211,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carry-forwards in the event of an “ownership change,” as defined in Section 382 of the U.S. Internal Revenue Code of 1986, as amended. The Company completed a Section 382 analysis as of December 31, 2013 and concluded that $493,000 in federal net operating losses and $151,000 in federal research and development credits are expected to expire prior to utilization as a result of the Company’s previous ownership changes and corresponding annual limitations.

The temporary timing differences that give rise to the deferred tax assets are as follows (in thousands):

	DECEMBER 31
	2013	2012
Components of deferred taxes:
Net operating loss carryforwards	$30,258	$19,966
Research and development tax credit	1,577	1,002
Other, net	2,415	1,432

Net deferred tax assets	34,250	22,400
Less: valuation allowance	(34,250)	(22,400)

Net deferred tax assets	$—	$—

The Company had no deferred tax liabilities at December 31, 2013 and 2012.

The Company recognized no income tax expense, and did not receive a benefit from income taxes for the years ended December 31, 2013, 2012 and 2011.

The provision for income taxes is different than the amount computed using the applicable statutory federal income tax rate with the difference for each year summarized below:

	DECEMBER 31
	2013	2012
Federal tax benefit at statutory rate	34%	34%
State tax benefit, net of federal benefit	5	5
Interest expense	(5)	—
Mark-to-market accounting	9	(12)
Deemed dividend	(2)	(6)
Share-based compensation expense	(2)	—
Other	1	(1)
Adjustment due to change in valuation allowance	(40)	(20)

Provision for income taxes	—%	—%

As of December 31, 2013, the Company had unrecognized tax benefits of $525,000. The unrecognized tax benefits, if recognized, would not impact the Company’s effective tax rate as the recognition of these tax benefits would be offset by changes in the Company’s valuation allowance. The Company does not believe there will be any material changes in its unrecognized tax position over the next twelve months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2013	2012
Balance at January 1	$340	$305
Increase related to prior year tax positions	79	—
Increase related to current year tax positions	106	35

Balance at December 31	$525	$340

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to U.S. federal and state income tax examination for 2006 through 2013 due to unutilized net operating losses and research credits.